Statements Of Operations (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
INVESTMENT INCOME:
Interest income	$ 211,792	$ 215,270
EXPENSES:
Brokerage fees	3,418,662	3,735,279
Administrative expenses	332,718	381,158
Custody fees and other expenses	28,814	32,580
Total expenses	3,780,194	4,149,017
NET INVESTMENT LOSS	(3,568,402)	(3,933,747)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	(6,524,991)	(4,223,405)
Foreign exchange translation	(78,602)	13,207
Net change in unrealized:
Futures and forward currency contracts	1,367,401	(903,027)
Foreign exchange translation	4,540	4,053
Net gains (losses) from U.S. Treasury notes:
Realized	4,041	(4,225)
Net change in unrealized	(18,074)	30,142
Total net realized and unrealized losses	(5,245,685)	(5,083,255)
NET LOSS	(8,814,087)	(9,017,002)
LESS PROFIT SHARE TO GENERAL PARTNER	751	3,968
NET LOSS AFTER PROFIT SHARE TO GENERAL PARTNER	$ (8,814,838)	$ (9,020,970)